Exhibit 99

Form 3 Joint Filer Information

Name:                                Marc Geller

Address:                             c/o MGVF III, Ltd.
                                          777 Post Oak Blvd., Ste. 250
                                          Houston, TX 77056

Designated Filer:                  MGVF III, Ltd.

Issuer & Tickler Symbol:       HemoSense, Inc. (HEMO)

Date of Event
Requiring Statement:            6/13/05

Signature:                           By: /s/ MARC GELLER
                                          Marc Geller